                                                                    Exhibit 25.1

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                                    FORM T-l

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [_]

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED
               (Exact name of obligor as specified in its charter)

Israel                                                      N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

5 Basel Street
P.O. Box 3190
Petach Tikva 49131 Israel                                   N/A
(Address of principal executive offices)                    (Zip code)


                       TEVA PHARMACEUTICAL FINANCE II, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    To be applied for
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

1090 Horsham Road
North Wales, Pennsylvania                                    19454
(Address of principal executive offices)                    (Zip code)

                      TEVA PHARMACEUTICAL FINANCE III, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    To be applied for
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

1090 Horsham Road
North Wales, Pennsylvania                                   19454
(Address of principal executive offices)                    (Zip code)

                       TEVA PHARMACEUTICAL FINANCE II B.V.
               (Exact name of obligor as specified in its charter)

Netherlands Antilles                                        N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o MeesPierson Trust (Curacao)
N.V.
J.B. Gorsiraweg 14
Curacao, Netherlands Antilles                               N/A
(Address of principal executive offices)                    (Zip code)

                      TEVA PHARMACEUTICAL FINANCE III B.V.
               (Exact name of obligor as specified in its charter)

Netherlands Antilles                                        N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o MeesPierson Trust (Curacao)
N.V.
J.B. Gorsiraweg 14
Curacao, Netherlands Antilles                               N/A
(Address of principal executive offices)                    (Zip code)

                  TEVA PHARMACEUTICALS FINANCE IRELAND LIMITED
               (Exact name of obligor as specified in its charter)

Ireland                                                     N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

30 Herbert Street
Dublin 2, Ireland                                           N/A
(Address of principal executive offices)                    (Zip code)

                   TEVA PHARMACEUTICALS FINANCE ICELAND I hf.
               (Exact name of obligor as specified in its charter)

Iceland                                                      N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Efstaleiti 5
103 Reykjavik, Reykjavik
Iceland                                                     N/A
(Address of principal executive offices)                    (Zip code)

                   TEVA PHARMACEUTICALS FINANCE ICELAND II hf.
               (Exact name of obligor as specified in its charter)

Iceland                                                     N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Efstaleiti 5
103 Reykjavik, Reykjavik
Iceland                                                     N/A
(Address of principal executive offices)                    (Zip code)

                       ORVET PHARMACEUTICALS FINANCE S.A.
               (Exact name of obligor as specified in its charter)

Luxembourg                                                  N/A
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

9, rue Schiller
L-2519 Luxembourg
Grand Ducy of Luxembourg                                    N/A
(Address of principal executive offices)                    (Zip code)

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                             Senior Debt Securities
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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           Name                                           Address
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Superintendent of Banks of the State of        2 Rector Street, New York,
New York                                       N.Y. 10006, and Albany, N.Y.
                                               12203

Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                               N.Y. 10045

Federal Deposit Insurance Corporation          Washington, D.C. 20429

New York Clearing House Association            New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-l filed with Registration Statement No. 33-6215, Exhibits la and 1b to Form T-l filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-l filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-l filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of December, 2003.


                                        THE BANK OF NEW YORK


                                        By:/s/ Mary LaGumina
                                           -------------------------------------
                                           Name:  Mary LaGumina
                                           Title: Vice President

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of December, 2003.


                                        THE BANK OF NEW YORK


                                        By:   /s/  MARY LAGUMINA
                                           -------------------------------------
                                           Name:   MARY LAGUMINA
                                           Title:  VICE PRESIDENT

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                      Dollar Amounts
ASSETS                                                  In Thousands
Cash and balances due from depository
 institutions:
   Noninterest-bearing balances and currency
    and coin........................................  $    3,688.426
   Interest-bearing balances........................       4,380,259
Securities:
   Held-to-maturity securities......................         270,396
   Available-for-sale securities....................      21,509.356
Federal funds sold in domestic offices..............       1,269,945
Securities purchased under agreements to
 resell.............................................       5,320,737
Loans and lease financing receivables:
   Loans and leases held for sale...................         629,178
   Loans and leases, net of unearned
    income..........................................      38,241,326
   LESS: Allowance for loan and
    lease losses....................................         813,502
   Loans and leases, net of unearned
    income and allowance............................      37,427,824
Trading Assets......................................       6,323,529
Premises and fixed assets (including
 capitalized leases)................................         938,488
Other real estate owned.............................             431
Investments in unconsolidated subsidiaries
 and associated companies...........................         256,230
Customers' liability to this bank on
 acceptances outstanding............................         191,307
Intangible assets...................................
   Goodwill.........................................       2,562,478
   Other intangible assets..........................         798,536
Other assets........................................       6,636,012
                                                      --------------
Total assets........................................  $   92,203,132
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LIABILITIES
Deposits:
   In domestic offices..............................  $   35,637,801
   Noninterest-bearing..............................      15,795,823
   Interest-bearing.................................      19,841,978
   In foreign offices, Edge and Agreement
    subsidiaries, and IBFs..........................      23,759,599
   Noninterest-bearing..............................         599,397
   Interest-bearing.................................      23,160,202
Federal funds purchased in domestic
 offices............................................         464,907
Securities sold under agreements to
 repurchase.........................................         693,638
Trading liabilities.................................       2,634,445
Other borrowed money:
 (includes mortgage indebtedness and
 obligations under capitalized leases)..............      11,168,402
Bank's liability on acceptances executed and
 outstanding........................................         193,690
Subordinated notes and debentures...................       2,390,000
Other liabilities...................................       6,573,955
                                                      --------------
Total liabilities...................................  $   83,516,437
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Minority interest in consolidated
 subsidiaries.......................................         519,418

EQUITY CAPITAL
Perpetual preferred stock and related
 surplus............................................               0
Common stock........................................       1,135,284
Surplus.............................................       2,057,234
Retained earnings...................................       4,892,597
Accumulated other comprehensive income..............          82,162
Other equity capital components.....................               0
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Total equity capital................................       8,167,277
                                                      --------------
Total liabilities minority interest and equity
 capital............................................  $   92,203,132
                                                      ==============

          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi, Director
Gerald L. Hassell, Director
Alan R.Griffith, Director

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